SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


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                         Calvert Variable Series, Inc.
                 (formerly known as Acacia Capital Corporation)
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

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


                                                              December 28, 1998

Dear Policyholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert Variable Series, Inc. Social Money Market, Social Balanced, Social Mid Cap Growth, Social International Equity and Social Small Cap Portfolios.

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Directors, including myself, believe these changes are in your best interest and that of your Portfolio.

Regardless of the number of units you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications Corporation, or by a Calvert Group employee. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review these important matters. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2748. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,



                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

Quick Overview of Proposals

 ................................................................................
Proposal 1
 ................................................................................
To elect the Board of Directors.

Affected Portfolios: All

Reason for the Proposal
It has been several years since the Board members have been voted on by shareholders. Recently, a new member has been added; thus, it is appropriate for the shareholders to vote on the complete slate.

 ................................................................................
Proposal 2
 ................................................................................
To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental.

Affected portfolios: All

Reason for Proposal
Current investment restrictions (and policies, for some of the Portfolios) are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. Calvert Asset Management Company, Inc. ("CAMCO") has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and has recommended changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

 ................................................................................
Proposal 3
 ................................................................................
To approve a new investment advisory agreement with the investment advisor, CAMCO.

Affected Portfolios: All

Reason for Proposal
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual
Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract is being submitted for approval by shareholders. CAMCO is also proposing:
 ................................................................................
1. the deletion of references to administrative services (because they are performed by a different subsidiary); and
 ................................................................................
 ................................................................................
2. the elimination of fees based on the performance of a fund compared to a particular index.
 ................................................................................

 ................................................................................
Proposal 4
 ................................................................................
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

Affected Portfolios: CVS Social Balanced

Reason for Proposal
In addition to the merger described in Proposal 3, the ownership of NCM Capital is changing. CAMCO is also proposing the elimination of fees based on the performance of CVS Social Balanced compared to a particular index. Therefore, according to Federal law, the subadvisory agreement must be approved by shareholders.

 ................................................................................
Proposal 5
 ................................................................................
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

Affected Portfolios: CVS Social Mid Cap Growth

Reason for Proposal
In addition to the merger described in Proposal 3, CAMCO is proposing the elimination of fees based on the performance of CVS Social Mid Cap Growth compared to a particular index. Therefore, according to Federal law, the subadvisory agreement must be approved by shareholders.

 ................................................................................
Proposal 6
 ................................................................................
To authorize CVS and/or CAMCO to enter into a new and/or materially amended existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

Affected Portfolios: CVS Social Balanced, CVS Social Mid Cap Growth, CVS Social International Equity and CVS Social Small Cap

Reason for Proposal
Under current Federal law, as discussed above, shareholders must approve a subadvisory agreement with an investment subadvisor. CAMCO has received an exemption from this law so that it can enter into new subadvisory contracts, with Board approval, provided it then informs shareholders. This exemption will only go into effect as to a Portfolio if shareholders have authorized its use.

 ................................................................................
Proposal 7
 ................................................................................
To approve a revised investment objective which is more reflective of current economic times.

Affected Portfolios: CVS Social Balanced

Reason for Proposal
CAMCO believes that the current investment objective's reference to inflation is outdated. Therefore, with shareholder approval, the objective will change from "to achieve a total return above the rate of inflation" to "to achieve a competitive total return."

 ................................................................................
Proposal 8
 ................................................................................
To change the par value of the common stock from $1.00 to $0.01.

Affected Portfolios: All

Reason for Proposal
For the purposes of computing capitalization fees, the State of Maryland requires that an arbitrary par value be assigned to the stock issued by CVS. The par value is used for state fee computations and fund accounting purposes only, and does not in any way reflect the net asset value or price per share of the portfolios. CVS would save money on fees at the state level, if shareholders agree to change the par value.

 ................................................................................
Proposal 9
 ................................................................................
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Affected Portfolios: All

Reason for Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review certain reports and documents filed with federal and state governments, and audit financial statements to ensure that the Portfolios conform with generally accepted accounting principles.

                         Calvert Variable Series, Inc.
                         Social Money Market Portfolio
                           Social Balanced Portfolio
                        Social Mid Cap Growth Portfolio
                     Social International Equity Portfolio
                           Social Small Cap Portfolio


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert Variable Series, Inc. ("CVS") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 2:30 p.m. on Wednesday, February 24, 1999 for the following purposes:

   I.     For each Portfolio: To elect the Board of Directors.
   II. For each Portfolio: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental.
   III. For each Portfolio: To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreement in all material respects, except that it:
         a) does not provide for a performance fee adjustment for CVS Social Balanced or CVS Social Mid Cap Growth; and
         b) for CVS Social Money Market and CVS Social Balanced, will no longer have references to administrative services because they are performed by a different subsidiary and should therefore be covered in a separate contract.
   IV. CVS Social Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   V. CVS Social Mid Cap Growth: To approve a new investment subadvisory agreement with the new investment subadvisor, Brown Capital Management, Inc., otherwise identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   VI. CVS Social Balanced, CVS Social Mid Cap Growth, CVS Social International Equity and CVS Social Small Cap: To authorize CVS and/or CAMCO to enter into a new and/or materially amended existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.
   VII. CVS Social Balanced: To approve a revised investment objective which is more reflective of current economic times.
   VIII. For each Portfolio: To change the par value of common stock from $1.00 to $0.01.
   IX. For each Portfolio: To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   X. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Directors,


                           William M. Tartikoff, Esq.
                           Vice President

                         Calvert Variable Series, Inc.
                         Social Money Market Portfolio
                           Social Balanced Portfolio
                        Social Mid Cap Growth Portfolio
                     Social International Equity Portfolio
                           Social Small Cap Portfolio

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2748 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Calvert Variable Series, Inc. (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 2:30 p.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

The Social Money Market, Social Balanced, Social Mid Cap Growth, Social International Equity, and Social Small Cap Portfolios are each a Portfolio of the Calvert Variable Series, Inc. ("CVS"), an open-end management investment company incorporated in Maryland on September 27, 1982. Prior to January 1, 1998, CVS was known as Acacia Capital Corporation. CVS is authorized to issue three hundred twenty-five million shares of stock, at a par value of $1.00 per share. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative.

                              Summary of Proposals

1.    For each Portfolio: To elect the Board of Directors.
2. For each Portfolio: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental.
3. For each Portfolio: To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").
4. CVS Social Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.
5. CVS Social Mid Cap Growth: To approve a new investment subadvisory agreement with the new investment subadvisor, Brown Capital Management, Inc.
6. CVS Social Balanced, CVS Social Mid Cap Growth, CVS Social International Equity and CVS Social Small Cap: To authorize CVS and/or CAMCO to enter into a new and/or materially amended existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.
7. CVS Social Balanced: To approve a revised investment objective which is more reflective of current economic times.
8. For each Portfolio: To change the par value of common stock from $1.00 to $0.01.
9. For each Portfolio: To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
--------------------------------------------------------------------------------
For each Portfolio: To elect the Board of Directors.

Discussion
The purpose of this proposal is to elect the currently serving members of the Board of Directors. All of the nominees listed below have served as directors continuously since originally elected or appointed. Each of the nominees elected will serve as a Director until the next meeting called for the purpose of electing a Board of Director and until a successor is elected and qualified, or until death, retirement, resignation or removal.

{This will be formatted in tabular format by the typesetter}

Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

Frank H. Blatz, Jr., Esq.
DOB: 10/29/35
1982

 Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.

Charles E. Diehl
DOB: 10/13/22
1983

 Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company, and is currently a Director of Servus Financial Corporation.

*Barbara J. Krumsiek
DOB: 8/9/52
1997

 Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Ms. Krumsiek is the President of each of the investment companies, except for Calvert Social Investment Fund, of which she is the Senior Vice President. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc.

Arthur J. Pugh
DOB: 9/24/37
1983

 Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank.

South Trimble, III
DOB: 06/25/25
1987

 Mr. Trimble is special counsel to and formerly was a partner in the law firm of Reasoner & Fox.


Executive officers of the Fund not mentioned above include William Tartikoff, Esq., age 51, Vice President and Secretary, Ronald Wolfsheimer, age 51, Treasurer, Reno J. Martini, age 48, Senior Vice President, and Daniel Hayes, age 48, Vice President. Each has been an executive officer for more than five years.

Directors marked with an *, above, are "interested persons" of the Funds, under the Investment Company Act of 1940, because of their affiliation with the Funds, the investment advisor, or the parent company. As a group, the Directors and officers own less than 1% of each Fund's outstanding shares.

The Board met four (4) times during 1998. All Directors attended at least 75% of the meetings held. Directors of the Fund not affiliated with CAMCO or any other Calvert Board presently receive an annual fee of $3,000 for service as a member of the Board of Directors of the Calvert Group of Funds, and a fee of $750 for each regular Board meeting attended.

Directors of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                          Director Compensation Table

Fiscal Year 1997      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Director       of Registrant     Director **
                                        Expenses*

Name of Director

Frank H. Blatz, Jr.   $3,000            $3,000            $46,000
Charles E. Diehl      $3,000            $3,000            $44,500
Arthur J. Pugh        $3,000            $3,000            $48,250
South Trimble, III    $6,750            $6,750            $8,250

*Messrs. Blatz, Diehl and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10 and $187,735.55, for each director, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

Recommendation
The Board recommends that you vote FOR each of the Directors listed above.

--------------------------------------------------------------------------------
Proposal 2
For each Portfolio: To approve amended fundamental investment restrictions to:
(a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b)
revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed numerous times in the last several years. The Prospectus and Statement of Additional Information ("SAI") for each Portfolio contain investment restrictions that are more restrictive than the current law. For example, Rule 2a-7 under the 1940 Act (the "Rule") states what types of money market securities can be purchased for a money market fund. All money market funds must comply with the Rule. However, the investment restrictions for the CVS Social Money Market Portfolio are currently even more stringent than the Rule. This restricts the CVS Social Money Market Portfolio's investments and could potentially reduce its yield. The CVS Social Money Market Portfolio does not intend to change its investment style but plans to operate under Rule 2a-7, as may be periodically amended.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. Each Portfolio, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the Portfolio restrictions can change accordingly. This gives each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments. This is expected to enhance the management of a non-money market Portfolio in a changing investment environment and will increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way any of the Portfolios are currently managed.

The current investment restrictions for the Social Money Market, Social Balanced, Social Mid Cap Growth, Social International Equity, and Social Small Cap Portfolios, excerpted from the SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval:

 ...............................................................................
Current Fundamental Restriction
1. The Portfolios may not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer (including repurchase agreements with any one bank).

Recommended Change
Management recommends that this investment restriction be changed to a standard recitation concerning the Portfolios' diversification policy.

Proposed Fundamental Investment Restriction
Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

 ...............................................................................
Current Fundamental Restriction
2. The Portfolios may not concentrate more than 25% of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks.(Additionally for CVS Social
Balanced: For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry).

Recommended Change
Management recommends that this be changed to a more accurate standard policy concerning concentration as shown immediately below.

Proposed Fundamental Investment Restriction
The Portfolios may not concentrate investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CVS Social Money Market, domestic bank money market instruments.

 ...............................................................................
Current Fundamental Restriction for CVS Social Money Market, CVS Social Mid
Cap Growth and CVS Social International Equity
3. The Portfolios may not purchase more than 10% of the outstanding voting securities of any issuer. In addition, the Portfolios may not in the aggregate purchase more than 10% of the outstanding voting securities of any issuer.

Current Fundamental Restriction for CVS Social Balanced
The Portfolio may not purchase more than either (1) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Recommended Change
Management recommends that these investment restrictions be deleted. The restriction expresses a part of the diversification rules, which are addressed above in the Proposed Fundamental Investment Restriction number 1.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
4. The Portfolios may not make loans other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by a Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

Current Fundamental Restriction for CVS Social Balanced
CVS Social Balanced may not make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly-traded obligations are not to be considered the making of a loan), and except that it may lend its securities (up to 10% of its total assets), provided that such loan shall be made in accordance with the guidelines set forth in the SAI.

Recommended Change
Management proposes to modify this restriction by adding standard language used for other Calvert Group Funds, as shown immediately below.

Proposed Fundamental Investment Restriction
The Portfolios may not make loans other than as permitted by law, through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by a Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

 ...............................................................................
Current Fundamental Restriction
5. The Portfolios may not underwrite securities of other issuers except insofar as a Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio, and except as it may be deemed such in a sale of restricted securities.

Recommended Change
Management proposes to modify this restriction by adding standard language used for other Calvert Group Funds, as shown immediately below.

Proposed Fundamental Investment Restriction (with the above change)
The Portfolios may not underwrite the securities of other issuers, except as permitted by the Board of Trustees/Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
6. The Portfolio may not purchase from or sell to any of the Portfolios' officers or Trustees, or firms of which any of them are members, any securities (other than capital stock of the Portfolios), but such persons or firms may act as brokers for the Portfolios for customary commissions.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
7. The Portfolios may not borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% (for CVS Social
Money Market and CVS Social International Equity) or 33 1/3% (for CVS Social
Mid Cap Growth and CVS Social Small Cap) of the value of the Portfolio's total assets and except by engaging in reverse repurchase agreements; provided, however, that it may only engage in reverse repurchase agreements so long as, at the time it enters into a reverse repurchase agreement, the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by this section, do not exceed 33 1/3% of the Portfolio's total assets. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets.

Current Fundamental Restriction for CVS Social Balanced
The Portfolio may not borrow amounts in excess of 10% of its total assets taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging, except by entering into reverse repurchase agreements. Borrowings and reverse repurchase agreements combined will not exceed 1/3 of a Portfolio' total assets, and additional investments will not be made by a Portfolio if borrowings exceed 5% of its total assets.

Recommended Change
Management recommends that the 10% limitation be changed to 33 1/3% for maximum flexibility. The Board also recommends the use of the standard borrowing policy of other Calvert Group Funds. As part of the standardization, the last sentence above is proposed to be deleted. If shareholders approve the change to this restriction, the Board intends to adopt a new nonfundamental operating policy: No Portfolio intends to make any purchases of securities if borrowing exceeds 5% of its total assets. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

Proposed Fundamental Investment Restriction (with the above changes)
The Portfolios may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets.

 ...............................................................................
Current Fundamental Restriction
8. The Portfolio may not make short sales of securities or purchase any securities on margin except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy concerning short sales. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
9. The Portfolio may not write, purchase or sell puts, calls or combinations thereof except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Portfolio may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

Current Fundamental Restriction for CVS Social Balanced
The Portfolio may not write, purchase or sell puts, calls or combinations thereof, except in connection with when-issued securities.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
10. The Portfolios may not invest for the purpose of exercising control or management of another issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
11. The Portfolios may not invest in commodities, commodities futures, real estate interests, oil, gas, or mineral exploration: Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or enter into futures contracts and options on futures contracts, foreign currency futures, interest rate futures and options thereon.

Current Fundamental Restriction for CVS Social Balanced
The Portfolio may not invest in commodities, commodities futures, real estate interests, oil, gas, or mineral exploration: Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts, real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate or real estate mortgages. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

Recommended Change
Management recommends that this be changed to the standard policy concerning commodities for other Calvert Group Funds.

Proposed Fundamental Investment Restriction
The Portfolios may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Mid Cap, International Equity, and Small Cap Portfolios may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

 ...............................................................................
Current Fundamental Restriction (for all Portfolios except CVS Social
Balanced)
12. The Portfolio may not purchase or retain securities issued by investment companies except to the extent permitted by the Investment Company Act of 1940, as amended, and in connection with a trustee's/director's deferred compensation plan.

Current Fundamental Restriction for CVS Social Balanced
The Portfolio may not purchase securities of other investment companies, [except in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees; or] except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, if immediately thereafter the Portfolio would own:
(a) securities of investment companies having an aggregate value in excess of 10% of such Portfolio's total assets; (b) more than 3% of the outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
13. The Portfolio may not invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets taken at market value at the time of the investment, would be invested in such securities.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
14. The Portfolio may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days and other illiquid investments.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction except to increase the restriction to 15%. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
15. The Portfolio may not participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolio or with other accounts advised or sponsored by the Investment Advisor or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
16. The Portfolio may not purchase or retain the securities of any issuer, if, to the knowledge of the Portfolio, officers and directors of the Portfolio, the Investment Advisor, or any subsidiary thereof, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
17. The Portfolio may not lend its securities in excess of 10% of its total assets, provided that such loan shall be made in accordance with the guidelines set forth below under "Lending of Portfolio Securities."

Recommended Change
Management recommends that this investment restriction be deleted. The restriction expresses a part of the lending policy, which is addressed above in the Proposed Fundamental Investment Restriction number 4.

 ...............................................................................
Current Fundamental Restriction (for CVS Social Balanced only)
18. The Portfolio may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with reverse repurchase agreements or borrowings mentioned above, and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio' total assets. In order to comply with certain state statutes, such Portfolio will not, as a matter of operating policy, mortgage, pledge or hypothecate its securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of such Portfolio shares at the maximum offering price.

Recommended Change
Management recommends that this investment restriction be deleted. The restriction expresses a part of the borrowing policy, which is addressed above in the Proposed Fundamental Investment Restriction number 7.

Recommendation
The Board has voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Portfolios.

--------------------------------------------------------------------------------
Proposal 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For each Portfolio: To approve a new investment advisory agreement with the investment advisor, CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreements, the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreements, the Board has approved, and recommends that shareholders approve, one standard investment advisory agreement between CVS and CAMCO for each of the CVS Portfolios (the "New Advisory Agreement").

      CVS Social Mid Cap Growth, Social International Equity and Social Small
     Cap: Management has determined that the administrative services, and the provision of compensation for such services, are best provided for in a separate administrative services agreement. Accordingly, it is proposed to remove the provision of these services (and compensation therefor) from the advisory agreement.

      CVS Social Balanced and Social Mid Cap Growth: Management proposes to eliminate the performance fee adjustment so that compensation is based solely on average net assets.

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect on the actual investment management operations with respect to CVS.

The Current Advisory Agreements
Under the Current Advisory Agreement, CAMCO provides a continuous investment program for CVS, subject to the control of the Board. The Current Advisory Agreement was executed on June 30, 1992, pursuant to shareholder approval. The Board, including a majority of the Independent Directors, has approved the continuance of the Current Advisory Agreement on an annual basis, as part of its annual contract review.

         The terms of the Current Advisory Agreement between CAMCO and CVS include:
         1. The services to be provided to CVS (manage Portfolio assets, place orders for securities trades and perform other administrative services);
         2. General obligations of CAMCO (manage the Portfolios in accordance with Portfolio guidelines and restrictions, under the direction of the Board);
         3. Expenses of the Portfolios (advisory, legal, audit, registration, taxes, printing and postage, mailing prospectuses);
         4. Liability issues (CAMCO is not liable for actions unless it is grossly negligent, acts in bad faith, or in reckless disregard of its duties); and
         5.    The fees to be paid to CAMCO, based on average net assets:
              CVS Social Money Market                0.50%
              CVS Social Balanced                    0.70%
              CVS Social Mid Cap Growth              0.80%
              CVS Social International Equity        1.00%
              CVS Small Cap Growth                   0.90%

The Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CVS. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of CVS, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except as to effective and termination dates, deletion of the provision of administrative services as discussed under B. below, and elimination of the performance fee adjustment as discussed under C.

If approved by shareholders, the New Advisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering investment advisory services to CVS. Mr. Martini oversees the investment management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Directors and/or officers of CVS.

A.    The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

B. CVS Social Money Market and Social Balanced: Administrative Services Management has taken the opportunity to re-examine the specific provisions for services under the Current Advisory Agreement. In doing so, Management has determined that it is better to delete the provision of administrative duties and leave intact the investment advisory services to be provided by CAMCO.

Administrative services are not currently provided by CAMCO, but are provided by CVS's Administrator, Calvert Administrative Services Company, ("CASC"). Thus, this change will more accurately reflect the services which CAMCO provides. As a result of administrative services being provided to CVS under a separate agreement, the investment advisory fees will be reduced so that the proposed advisory fee under the New Advisory Agreement and the new administrative fee will equal the current advisory fees. The Board has approved a new Administrative Services contract with CASC. No shareholder approval is required for that contract, and the fees may be changed by the Board without shareholder approval.

CVS Social Money Market
Current Advisory Fee:               0.50%

Proposed Advisory Fee:              0.30%
New Administrative Fee:             0.20%

For the fiscal year ended December 31, 1997, CVS Social Money Market paid $30,309 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $18,185 in advisory fees, while CASC would have received $12,124 in administrative services fees.

CVS Social Balanced- see also Performance Fees, below
Current Advisory Fee:               0.70%

Proposed Advisory Fee:              0.425%
New Administrative Fee:             0.275%

For the fiscal year ended December 31, 1997, CVS Social Balanced paid $1,339,036 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $812,986 in advisory fees, while CASC would have received $526,050 in administrative services fees.

C. CVS Social Balanced and Social Mid Cap Growth: Performance Fees Management has reviewed the effect of performance fees and found that a performance fee does not effectively serve its intended goals. The performance fee structure does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and investment subadvisors.

CVS Social Balanced
With respect to CVS Social Balanced, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of 0.70%, based on the average daily net assets of CVS Social Balanced. The base fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Lipper Balanced Funds Index as follows:

         Performance versus                 Performance Fee
         the Index                          Adjustment
         6% to less than 12%                0.05%
         12% to less than 18%               0.10%
         18% or more                        0.15%

For the fiscal year ended December 31, 1997, the base fee was decreased by $10,249 because the performance of the Portfolio trailed the Index. Including the administrative services costs, CAMCO would have received $1,349,285 in advisory fees had the performance fee not been in effect for that same time period.

CVS Social Mid Cap Growth
With respect to CVS Social Mid Cap Growth, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of 0.80%, based on the average daily net assets of CVS. The fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Standard & Poor's ("S&P's) 400 Mid-Cap Index as follows:

         Performance versus                 Performance Fee
         the Index                          Adjustment
         10% to less than 25%               0.01%
         25% to less than 40%               0.03%
         40% or more                        0.05%

For the fiscal year ended December 31, 1997, the base fee was decreased by $888 because the performance of the Portfolio trailed the Index. Including the administrative services costs, CAMCO would have received $179,941 in advisory fees had the performance fee not been in effect for that same time period.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CVS. The Board based this determination primarily upon the following, giving equal weight to all the factors:
(a) After a review of all materials related to the Merger, the Board determined that it was satisfied that CAMCO's services to CVS would not be adversely affected by the Merger and that such Merger would not impose an unfair burden on CVS;
(b) In evaluating the materials presented concerning administrative services, the Board carefully considered the corporate structure, advisory expenses, and anticipated overall expenses, and reviewed the proposed form of a new Investment Advisory Agreement and form of Administrative Services Agreement; and
(c) In recommending the elimination of the performance adjustment structure, the Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
CVS Social Balanced only: To approve a new investment subadvisory agreement between CAMCO and CVS Social Balanced's investment subadvisor, NCM Capital Management Group, Inc. ("NCM Capital").

Discussion
NCM Capital serves as CVS Social Balanced's investment subadvisor, pursuant to an investment subadvisory agreement with CVS Social Balanced's investment advisor, CAMCO (the "Current Subadvisory Agreement"). NCM Capital is a subsidiary of Sloan Financial Group, Inc. ("Sloan Financial"). As discussed further below, pursuant to ongoing negotiations, the ownership interests in Sloan Financial are expected to be redistributed (such redistribution is referred to herein as the "Transaction").

The Board has been advised that the contemplated Transaction is anticipated to have no effect on NCM Capital's investment management operations. For purposes of the 1940 Act, the Transaction would cause a change of control in NCM Capital that would constitute an assignment of the Current Subadvisory Agreement and thereby cause its automatic termination. The Board has approved, and recommends that the shareholders of CVS Social Balanced approve, a new investment subadvisory agreement between CAMCO and NCM Capital (the "New Subadvisory Agreement") that eliminates the performance fee adjustment as discussed below.

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, NCM Capital provides a continuous investment program for CVS Social Balanced, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for NCM Capital's services under the Current Subadvisory Agreement, CAMCO pays NCM Capital a subadvisory fee consisting of an annual base fee of 0.25% of 50% of CVS Social Balanced's average daily net assets, plus or minus a performance adjustment of up to 0.15%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the Lipper Balanced Funds Index.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, CVS Social Balanced or to any shareholder of CVS Social Balanced for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) a majority of the Board, including a majority of those who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CVS Social Balanced. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of CVS Social Balanced upon not less than 60 days' written notice. The Current Subadvisory Agreement may also be terminated without penalty upon not less than 90 days' written notice by NCM Capital.

The Current Subadvisory Agreement was executed on February 13, 1995, pursuant to shareholder approval. The Board, including a majority of the Independent Directors, has annually approved the continuance of the Current Subadvisory Agreement as part of its contract review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed below. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

NCM Capital Management Group, Inc.
NCM Capital was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by his ancestors in 1898. NCM Capital is one of the oldest and largest minority-owned financial institutions in the country and provides products in equity, fixed income and balanced portfolio management. NCM Capital has been an employee-owned subsidiary of Sloan Financial since 1991, with 60 percent co-owned by Mr. Sloan and Justin E. Beckett, Executive Vice President and a Director of NCM Capital.

It is anticipated that each of the directors and officers of NCM Capital will hold the same position after consummation of the Transaction. The address of the directors and officers is 103 West Main Street, Fourth Floor, Durham, North Carolina 27701, unless otherwise noted. The directors and executive officers of NCM Capital are listed below:

      Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer. Justin F. Beckett, Executive Vice President.
      Edith H. Noel, Senior Vice President, Corporate Secretary/Treasurer. Clifford Mpare, Executive Vice President, Co-Chief Investment Officer. Benjamin Blakney, Executive Vice President, Chief Operating Officer. Tammie F. Coley, Senior Vice President, Chief Financial Officer. Victoria A. Treadwell, Senior Vice President, Director of Client
     Services.
      Michael J. Ferraro, Vice President, Director of Trading.
      Reginald V. Weaver, Assistant Vice President.
      Deborah P. Lane, Vice President.
      Linda J. Jordan, Vice President.
      Leander Baker, Vice President.
      Betty L. Bynum, Assistant Vice President.

Change in Control of NCM Capital
Sloan Financial is the parent company of NCM Capital. In 1991, American Express Asset Management Group Inc. (formerly, IDS Advisory Group) ("American Express") purchased a 40% interest in Sloan Financial. At present, the equity distribution profile of Sloan Financial is 43% owned by Mr. Sloan, 40% owned by American Express, and 17% owned by Mr. Beckett.

Sloan Financial, also headquartered in Durham, North Carolina, is the nation's largest minority-owned financial services firm. Presently, Sloan Financial contains two investment management subsidiaries, NCM Capital and New Africa Advisers, Inc. As of December 1, 1998, within its family of companies, Sloan Financial manages assets of approximately $3 billion, and the firm's client base includes many of the nation's largest employee benefit, foundation, and endowment plans.

Pursuant to ongoing negotiations, Messrs. Sloan and Beckett plan to purchase American Express's 40% interest in Sloan Financial in a transaction that will be implemented in two separate phases. Phase I will consist of a 14.9% assignment of American Express's interest to Messrs. Sloan and Beckett. This assignment will adjust the equity distribution profile of Sloan Financial so that Mr. Sloan will hold a 53.7% interest, American Express will hold a 25.1% interest and Mr. Beckett will hold a 21.2% interest.

In Phase I, the assignment preserves American Express's position as a controlling person of Sloan Financial. Phase I is expected to be completed prior to year-end 1998. In Phase II, American Express will sell its remaining 25.1% interest to Messrs. Sloan and Beckett so that Mr. Sloan will hold a 72% interest and Mr. Beckett will hold 28% in Sloan Financial. Phase II is expected to be completed immediately following shareholder approval of the New Subadvisory Agreement.

Since American Express will no longer have a controlling interest in Sloan Financial at the completion of Phase II, shareholder approval ratifying the Transaction is required before it is finalized.

Elimination of Performance Fees
After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and subadvisors.

For the fiscal year ended December 31, 1997, $240,932.41 in fees (without any performance adjustment) were paid by CAMCO to NCM Capital for CVS Social Balanced. NCM Capital would have received the same fees had the proposed fee been in effect for that time period.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Subadvisory Agreement are in the best interests of the shareholders of CVS Social Balanced. The Board based this determination primarily upon the following, giving equal weights to the factors:
     (a) After a review of all materials related to the Transaction, the Board determined that it was satisfied that CAMCO's services to CVS would not be affected by the Transaction and that such Transaction would not impose an unfair burden on CVS; and
     (b) In recommending the elimination of the performance adjustment structure, the Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement, (subject to approval by CVS Social Balanced shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
CVS Social Mid Cap Growth Portfolio only: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown
Capital Management, Inc. ("Brown Capital").

Discussion
Brown Capital serves as the investment subadvisor to the CVS Social Mid Cap Growth Portfolio pursuant to an investment subadvisory agreement with CAMCO (the "Current Subadvisory Agreement"). Due to the ownership changes discussed in Proposal 3 and the proposed elimination of the fees based on the performance of CVS Social Mid Cap Growth compared to a particular index, the shareholders are being asked to vote on a new investment subadvisory agreement (the "New Subadvisory Agreement").

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, Brown Capital provides a continuous investment program for CVS Social Mid Cap Growth, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for Brown Capital's services under the Current Subadvisory Agreement, CAMCO pays Brown Capital a subadvisory fee consisting of an annual base fee of 0.25% of average daily net assets, plus or minus a performance adjustment of up to 0.10%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the Index which is a blend of 60% of the Russell 1000 Growth Index and 40% of the Russell 2000 Index.

For the fiscal year ended December 31, 1997, subadvisory fees of $43,640.68 were paid by CAMCO to Brown Capital. As proposed, the new subadvisory fee will be a base rate of 0.25% of the average daily net assets, with no performance fee adjustment.

After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and subadvisors.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, the Fund or to any shareholder for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless, at least annually, its continuance is approved by (i) a majority of the Board, including a majority of those who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CVS Social Mid Cap Growth. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, Brown Capital, or the holders of a majority of the outstanding shares of CVS Social Mid Cap Growth upon not less than 60 days' written notice.

The Current Subadvisory Agreement was executed on November 22, 1994, pursuant to shareholder approval. The Board, including a majority of the Independent Directors, has approved the continuance of the Current Subadvisory Agreement on an annual basis as part of its annual contract review.

Brown Capital Management, Inc.
Brown has managed part of the equity investments of the Portfolio since 1996. The firm has over $3.6 billion in assets under management. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for the Portfolio. He brings over 24 years of management experience to the Portfolio, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

Brown currently provides investment subadvisory services to one other mutual fund with an investment objective similar to that of the CVS Social Balanced
Portfolio: The Nottingham Investment Trust II, The Brown Capital Management Balanced Fund, with $5.9 million in assets under management. Brown receives a fee of 0.65% of net assets; however, Brown is currently voluntarily waiving all or a portion of its fee by reimbursing a portion of the Fund's operating expenses (which includes the Management Fee).

The address of the directors and officers of Brown is 809 Cathedral Street, Baltimore, Maryland 21201. The directors and executive officers are listed below:

      Eddie C. Brown, President.
      Keith Lee, Vice President.
      Robert Hall, Senior Vice President.
      Stephon Jackson, Vice President.
      Tonya Ingersol, Director of Marketing.
      Noreen Frost, Vice President.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed above. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Subadvisory Agreement are in the best interests of the shareholders of CVS Social Mid Cap Growth. The Board based this determination primarily upon the following, giving equal weights to the factors:
     (a) After a review of all materials related to the Merger, the Board determined that it was satisfied that CAMCO's services to CVS would not be affected by the Merger and that such Merger would not impose an unfair burden on CVS; and
     (b) In recommending the elimination of the performance adjustment structure, the Board considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement, (subject to approval by the CVS Social Mid Cap Growth shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that CVS Social Mid Cap Growth shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 6
--------------------------------------------------------------------------------
CVS Social Balanced, CVS Social Mid Cap Growth, CVS Social International
Equity and CVS Social Small Cap: To authorize CVS and/or CAMCO to enter into a new and/or materially amended existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to CVS permitting it to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that CAMCO's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by CAMCO and the Board. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on the affected Portfolio without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent CVS from promptly and timely employing the subadvisor best suited to the needs of the affected Portfolio. Therefore, Management is seeking to streamline the process so that an affected Portfolio can more efficiently continue toward achieving its investment objective with a subadvisor recommended by CAMCO and approved by the Board.

If CAMCO and/or CVS are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that CAMCO has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to CVS. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the subadvisory change.

Recommendation
The Board has approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 7
--------------------------------------------------------------------------------
CVS Social Balanced: To approve a revised investment objective which is more reflective of current economic times.

Discussion
After reviewing the current investment objective of CVS Social Balanced, and recognizing that the investment objective, when written in 1986, reflected a very different economic time than today, Management determined that the investment objective should be updated.

Thus, Management has proposed a revised current investment objective and has recommended that the revised investment objective be adopted. The revised investment objective will not have an effect on the investment style or practices of CVS Social Balanced and will remain fundamental.

The current investment objective provides that CVS Social Balanced seeks "to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

The revised investment objective eliminates the reference linking total return to the rate of inflation. Thus the investment objective, as proposed to be revised, states that CVS Social Balanced seeks "to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

Recommendation
After reviewing the current investment objective, and comparing it to the revised investment objective, the Board found that there will be no effect in the application of the revised investment objective upon the management of CVS Social Balanced. Therefore, the Board, including a majority of the Independent Directors, approved the new investment objective for CVS Social Balanced, subject to approval by its shareholders. The Board recommends that shareholders vote FOR the revised investment objective.

--------------------------------------------------------------------------------
Proposal 8
--------------------------------------------------------------------------------
For each Portfolio: To change the par value of the common stock.

Discussion
The purpose of this proposal is to change the par value of the common stock of Calvert Variable Series, Inc., from $1.00 per share to $0.01 per share. CVS is a Maryland corporation, and therefore issues shares of common stock to its portfolios, including CVS Social Money Market, CVS Social Balanced, CVS Social Small Cap, CVS Social Mid Cap Growth, and CVS Social International Equity.

For the purposes of computing capitalization fees, the State of Maryland requires that an arbitrary par value be assigned to the stock issued by CVS. Par value is used for state fee computations and fund accounting purposes only, and does not in any way reflect the net asset value ("NAV") or price per share of the portfolios.

When the stock is issued to the policyholders, it is issued at a price that reflects the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The NAV varies daily, while the par value remains the same. CVS would save money on fees, at the state level, if you agree to change this par value.

Recommendation
Management recommends that you vote FOR the proposal to change the par value of CVS from $1.00 per share to $0.01 per share.

--------------------------------------------------------------------------------
Proposal 9
--------------------------------------------------------------------------------
For each Portfolio: To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. ("PricewaterhouseCoopers") as the independent auditors for the current fiscal year. The Board believes that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers, L.L.P. to act as independent auditors, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent auditors for CVS since 1994. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers, L.L.P., nor any of its partners has any direct or indirect connection (other than as independent auditors) with CVS or any of its affiliates. No representative of PricewaterhouseCoopers, L.L.P. will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent auditors.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CVS are incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to:
     Calvert Variable Series, Inc.
     4550 Montgomery Avenue
     Suite 1000N
     Bethesda, Maryland 20814
      call (800) 368-2745
      visit Calvert's website at www.calvertgroup.com

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CVS is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by Shareholder Communications Corporation, a proxy soliciting firm retained for this purpose. CVS may bear solicitation costs. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals. Calvert Variable Series, Inc. variable annuities are owned by insurance companies. As the shareowners, the insurance companies will vote in proportion to the votes received for and against the issues.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of each Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of each Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of each Portfolio. All classes of each Portfolio vote together.

Shareholders of each Portfolio of record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of each respective Portfolio, there were issued and outstanding:

11,608,938.170 shares of CVS Social Money Market Portfolio
130,934,706.708 shares of CVS Social Balanced Portfolio
1,140,164.993 shares of CVS Social Mid Cap Growth Portfolio
764,241.173 shares of CVS Social International Equity Portfolio
323,658.831 shares of CVS Social Small Cap Portfolio

As of the record date, the officers and Directors of CVS as a group beneficially owned less than 1% of the outstanding shares of any CVS Portfolio.

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.


Investment Advisor
Calvert Asset Management
Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 2:30 p.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, Director, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

     1.   For each Portfolio: To approve the Board of Directors for CVS:
              1.   Frank H. Blatz, Jr.
              2.   Charles E. Diehl
              3.   Barbara J. Krumsiek
              4.   Arthur J. Pugh
              5.   South Trimble, III
              6.   Alice Gresham Bullock, Esq.
              7.   M. Charito Kruvant

     For all  [ ]          Against all  [ ]          Abstain on all   [ ]

     [ ] To abstain from voting on or to vote against one or more of the proposed Directors listed above, but to approve the others, place an "x" in the box at left and indicate the number(s) of the person on the appropriate line: I vote against _____________. I abstain on
     _____________.

     2. For each Portfolio: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

         1)    Diversification policy
         2)    Concentration policy
         3)    10% outstanding voting securities
         4)    Loan policy
         5)    Underwriting policy
         6)    Securities and Fund officers or Directors
         7)    Borrowing policy
         8)    Short sales
         9)    Puts and calls
         10)   Exercise control
         11)   Commodities
         12)   Investment company securities
         13)   Foreign Issuers
         14)   Repurchase agreements
         15)   Joint participation
         16)   Officer or Director Ownership
         17)   Lending portfolio securities
         18)   Mortgage, pledge or hypothecate

     For all  [ ]          Against all  [ ]          Abstain on all   [ ]

         [ ]      To abstain from voting on or to vote against the proposed
         changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the affected investment restriction(s) on the appropriate line: I vote against _____________. I abstain on _____________.

     3. For each Portfolio: To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

     For [ ]      Against  [ ]       Abstain   [ ]

     4. CVS Social Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

     For [ ]      Against  [ ]       Abstain   [ ]

     5. CVS Social Mid Cap Growth: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

     For [ ]      Against  [ ]       Abstain   [ ]

     6. CVS Social Balanced, CVS Social Mid Cap Growth, CVS Social International Equity and CVS Social Small Cap: To authorize CVS and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

     For [ ]      Against  [ ]       Abstain   [ ]

     7. CVS Social Balanced: To approve a revised investment objective which is more reflective of current economic times.

     For [ ]      Against  [ ]       Abstain   [ ]

     8.  For each Portfolio: To change the par value of common stock.

     For [ ]      Against  [ ]       Abstain   [ ]

     9. For each Portfolio: To ratify the Board's selection of CVS auditors, PricewaterhouseCoopers, L.L.P.

     For [ ]      Against  [ ]       Abstain   [ ]

                                 Supplement to:

                         Calvert Variable Series, Inc.
                         Social Money Market Portfolio
                           Social Balanced Portfolio
                        Social Mid Cap Growth Portfolio
                     Social International Equity Portfolio
                           Social Small Cap Portfolio

                    Proxy Statement dated December 31, 1998

                   Date of this Supplement: January 20, 1999
                                   Page 9(a)


--------------------------------------------------------------------------------
      PROPOSAL 1: To elect the Board of Directors - Additional Candidates
--------------------------------------------------------------------------------

{This will be formatted in tabular format by the typesetter}

Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

Alice Gresham Bullock, Esq.
DOB: 05/17/50
1999

 Ms. Bullock is a Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools. Ms. Bullock is a member of the Board of Visitors of J. Reuben Clark Law School, Brigham Young University and the Board of Directors of Council on Legal Education Opportunity.

M. Charito Kruvant
DOB: 12/8/45
1996

 Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank.